                                                                   Exhibit 10(d)

                      MOORESVILLE SAVINGS BANK, INC., SSB
                          MANAGEMENT RECOGNITION PLAN
                (If Implemented Within One Year Of Conversion)


               Mooresville Savings Bank, Inc., SSB, a North Carolina chartered savings bank (the "Bank"), does herein set forth the terms of its Management Recognition Plan (the "Plan").

               1. Purpose of this Plan. The purpose of this Plan is to provide
                  --------------------
to the directors, officers and employees (the "Participants") of the Bank and of any corporation or other entity of which the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of the equity securities thereof (a "Subsidiary"), an ownership interest in the Bank's parent holding company, Coddle Creek Financial Corp. (the "Corporation") by making awards (hereinafter referred to as "Awards" or singularly, "Award") of shares of common stock of the Corporation (the "Common Stock"). The Board of Directors of the Bank (the "Board") and the Board of Directors of the Corporation believe that participation in the ownership of the Corporation will induce Participants to continue to serve the Bank or any Subsidiary as directors, officers and/or employees and encourage them to contribute to the future growth and profits of the Bank and the Corporation. In addition, the existence of this Plan will make it possible for the Bank and its Subsidiaries to attract capable individuals to serve as directors or officers of the Bank and its Subsidiaries. The Board believes that the existence of this Plan will provide incentives to the directors, officers and employees of the Bank and any Subsidiaries which will contribute materially to the success of such companies.

               2. Administration of this Plan.
                  ---------------------------

                  (a) This Plan shall be administered by a committee of the Board (the "Committee") which shall consist of not less than three non-employee members of the Board who are "disinterested persons" as described in Rule 16b-3(c)(2)(i) of the Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act"). In the absence of a duly appointed Committee, the Plan shall be administered by those members of the Board who are "disinterested persons," and by the Board if there are less than three "disinterested persons." The Committee shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Committee shall be final, conclusive, and binding upon all parties. Members of the Committee shall serve at the pleasure of the Board.

                  (b) The Committee shall decide (i) to whom Awards shall be made under this Plan, except as provided in subparagraph 3(b) and paragraph 5 hereof, (ii) the number of shares of Common Stock subject to each award except as provided in subparagraph 3(b) and paragraph 5 hereof, (iii) the number of additional shares, if any, to be purchased or allocated for the purposes of this Plan, (iv) the determination of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of the Plan and (v) such additional terms and conditions for Awards as the Committee shall deem appropriate, including, without limitation, any determinations as to the restrictions or conditions on transfer of shares of Common Stock that are necessary or appropriate to satisfy all applicable securities laws, rules, regulations, and listing requirements.

                  (c) The Committee may designate any officers or employees of the Bank or of any Subsidiary to assist in the administration of this Plan. The Committee may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Committee may see fit.

                  (d) Any unallocated, undistributed or forfeited shares of Common Stock held under this Plan shall be held by ________________________, _____________________ and

____________________ (the "Trustees") and any successor or successors who from time to time may be appointed by the Board.

               3. Shares of Common Stock Available Under the Plan.
                  -----------------------------------------------

                  (a) The Plan or a trust established to facilitate the implementation of the Plan (the "MRP Trust") shall acquire a number of shares of Common Stock of the Corporation equal to four percent (4%) of the shares of Common Stock issued in connection with the conversion of the Bank from a North Carolina chartered mutual savings bank to a North Carolina chartered stock savings bank on _____________, 1997 (the "Conversion"). Such shares of Common Stock may be purchased by the Plan or the MRP Trust in the open market, or, subject to approval of the Board of Directors of the Corporation, may be acquired through the issuance by the Corporation to the Plan or the MRP Trust of authorized but unissued shares of Common Stock on such terms as may be approved by the Committee and the Board of Directors of the Corporation. Such shares (the "Plan Shares") shall be held by the Trustees until they have been allocated and distributed pursuant to the terms of this Plan.

                  (b) Upon the purchase of the Plan Shares as provided in subparagraph (a) above, such Plan Shares shall be allocated as provided in paragraph 5 hereof.

               4. Eligibility. The Participants in this Plan to whom Awards may
                  -----------
be made shall be the following: members of the Board, members of the Board of Directors of any Subsidiary, and such officers and employees of the Bank and/or of any Subsidiary as may be designated by the Board. Notwithstanding the foregoing, no member of the Committee is eligible to receive any grants or any awards of shares under this Plan during the one-year period prior to serving on the Committee or during such service, except for Awards of Plan Shares which are distributed pursuant to the provisions of paragraph 5 hereof.

               In addition, (i) no individual participant shall be awarded more than twenty-five (25) percent of the Plan Shares to be issued pursuant to this Plan, (ii) no participant who is a non-employee director of the Bank or a Subsidiary shall be awarded more than five (5) percent of the Plan Shares to be issued pursuant to this Plan and (iii) all participants who are non-employee directors of the Bank or a Subsidiary shall be awarded no more than thirty (30) percent of the Plan Shares to be issued pursuant to this Plan.

               5. Award of Plan Shares. Subject to the provisions of paragraph 7
                  --------------------
hereof, effective after this Plan is approved by a majority of the shareholders of the Corporation, the Plan Shares shall be awarded and distributed to Participants listed in, and in the amounts set forth in, Exhibit A. Awards of Plan Shares under this Plan shall be effective upon execution and delivery of the Stock Grant Agreement described in paragraph 7.

               6. Vesting of Shares.
                  -----------------

                  (a) Shares granted under this Plan shall vest and the right of a Participant to the Plan Shares shall be nonforfeitable in accordance with the following schedule:

               Date When Plan Shares                                     Percentage of Plan
                  Become Vested                                                 Shares Vested
               ---------------------                                        -----------------
               First Anniversary of Award of Plan Shares                             20%
               Second Anniversary of Award of Plan Shares                            20%

               Third Anniversary of Award of Plan Shares                             20%
               Fourth Anniversary of Award of Plan Shares                            20%
               Fifth Anniversary of Award of Plan Shares                             20%

                  (b) In determining the number of shares vested under the above vesting schedule, a Participant shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then a Participant's vested right shall be rounded down to the nearest whole number of shares.

                  (c) In the event any Participant shall no longer be either a director or an employee of the Bank or any Subsidiary for any reason, other than as provided in subparagraph 6(d)below, and such Participant does not have a 100% vested interest in his or her shares under the Plan, then any shares which are not vested, based upon the applicable schedule in subparagraph 6(a) above, shall be forfeited and, provided this Plan has not terminated pursuant to paragraph 18 below, shall be available again for Awards to Participants as may be determined by the Committee.

                  (d) In the event that a Participant shall no longer be an employee or a director of the Bank or any Subsidiary because of such Participant's disability or death, prior to the date when all shares allocated to him or her would be 100% vested in accordance with the schedule in subparagraph 6(a) above, then, notwithstanding the foregoing schedule in subparagraph 6(a) above, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "disability" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

               7. Action Required of Participants.
                  -------------------------------

                  (a) If required by the Committee, each Participant receiving an Award of shares under this Plan shall represent to and agree with the Corporation, the Bank, the Committee and the Trustees (i) that he is acquiring such shares on his own behalf as an investment and not with a present intention of distribution or re-sale and (ii) that there shall be placed upon the certificates representing such shares a legend setting forth these representations and agreements or a reference thereto. Such shares shall be transferable thereafter only if the proposed transfer shall be permissible under this Plan and if, in the opinion of counsel for the Corporation, such transfer shall at such time be in compliance with all applicable federal and state securities laws and regulations.

                  (b) Each Participant receiving an Award of Plan Shares under this Plan shall deliver to the Bank a Stock Grant Agreement, substantially in the form attached hereto as Exhibit B, as modified as the Committee deems necessary or desirable (a "Stock Grant Agreement"), which shall be signed by such Participant.

               8. Restrictions.
                  ------------

                  (a) Plan Shares subject to an award made under this Plan shall forthwith, after the Participant makes any representations required by paragraph 7 hereof, be issued in a certificate or certificates for such shares which shall be prepared in the name of such Participant or any transferee permitted by paragraph 12(a) (a "Permitted Transferee"). Such Participant or transferee shall thereupon be a shareholder with respect to all of the shares represented by such certificate or certificates and shall have all of the rights of a shareholder with respect to all of such shares, including the right to vote such shares and to receive all dividends and other distributions with respect thereto subject to possible forfeiture as set forth in paragraph 6 and subject to the provisions of paragraph 10 hereof.

                  (b) Certificates of stock representing shares subject to an Award made under this Plan shall be imprinted with a legend to the effect that the shares represented are subject to restrictions on transfer and potential forfeiture in accordance with the terms of the Stock Grant Agreement and this Plan, and the transfer agent for Common Stock shall be instructed to that effect with respect to such shares. In aid of such restrictions, the Participant or Permitted Transferee shall, immediately upon receipt of the certificate or certificates, deposit such certificate or certificates together with a stock power or other instrument of transfer, appropriately endorsed in blank, with the Trustees or with such other escrow agent as may be designated by the Trustees, with the expenses of any such escrow arrangement to be borne by the Bank.

                  (c) In addition, all Plan Shares which are awarded with respect to Participants who are directors or executive officers of the Bank, without the written consent of the Administrator of the Savings Institutions Division of the North Carolina Department of Commerce, may not be sold during a period of one year following the effective date of the Conversion, except upon death of the director or executive officer. Certificates of stock representing Plan Shares awarded with respect to Participants who are directors and executive officers of the Bank (including those transferred to Permitted Transferees) shall be imprinted with a legend to that effect, and the transfer agent for such Plan Shares shall be instructed to that effect with respect to such shares.

                  (d) In the event that, as the result of a stock split or stock dividend or combination of shares or any other change or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization, or otherwise, a Participant or Permitted Transferee shall, as the owner of the shares subject to an Award made under this Plan and subject to the restrictions hereunder, be entitled to new or additional or different shares of Common Stock or other securities, the certificate or certificates for, or other evidence of, such new or additional or different shares or other securities, together with a stock power or other instrument of transfer appropriately endorsed, shall also be imprinted with one or more legends as provided in subparagraph 8(b) and 8(c) above and deposited by such Participant or Permitted Transferee with the Trustees, and all provisions of this Plan relating to vesting, restrictions and lapse of restrictions herein set forth shall thereupon be applicable to such new or additional or different shares or other securities to the extent applicable to the shares with respect to which they were distributed; provided, however, that if a Participant or Permitted Transferee should receive rights, warrants or fractional interests in respect of any of such shares then being held under the terms of this Plan, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by such Participant or Permitted Transferee free and clear of the restrictions herein set forth.

                  (e) The restriction to which shares subject to an Award made under this Plan shall be subject is that if the directorship or employment of the Participant with respect to whom an Award is made (whichever position resulted in the Award) should be terminated for any reason during the "restricted period" (as defined in subparagraph 12(b) hereof), except as otherwise specifically provided in paragraph 6 hereof, the Participant's or Permitted Transferee's interest in the shares issued under this Plan shall be forfeited as provided in the applicable schedule in subparagraph 6(a) hereof.

               9. Effect of Award on Status of Participant. The fact that an
                  ----------------------------------------
Award is made to a Participant under this Plan shall not confer on such Participant any right to continued service on the Board or on the Board of Directors of any Subsidiary, nor any right to continued employment with the Bank or any Subsidiary; nor shall it limit the right of the Bank, the Corporation, or any Subsidiary to remove such

Participant from any such boards, or to terminate his or her employment at any time.

               10. Voting Rights; Dividends; Other Distributions. After an Award
                   ---------------------------------------------
of Plan Shares to a Participant or Permitted Transferee, the Participant or Permitted Transferee shall have the full power to vote all of the Plan Shares held by the Trustees in his name from time to time and shall be entitled to receive all cash dividends declared upon any such Plan Shares held by the Trustees in his name from time to time. All shares of Common Stock or other securities, including but not limited to stock dividends, issued in respect of such Plan Shares or in substitution thereof, whether by the Corporation or by another issuer, shall be held by the Trustees and shall be subject to all terms and conditions of this Plan and shall be redelivered to a Participant or Permitted Transferee or delivered as instructed by the Committee under the same circumstances as the shares with respect to, or in substitution for, which they were issued; provided, however, that if a Participant or Permitted Transferee should receive rights, warrants or fractional interests in respect of any of the shares held by the Trustees in his name, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by such Participants or Permitted Transferees free and clear of the restrictions herein set forth.

                   Notwithstanding the foregoing, if a Participant or Permitted Transferee hereunder forfeits any Plan Shares pursuant to the terms of this Plan, the Participant or Permitted Transferee, as applicable, shall, within 30 days after the effective date of such forfeiture, pay the Corporation an amount equal to the dividends received by such Participant or Permitted Transferee with respect to such forfeited Plan Shares. In the alternative, at the option of the Bank or a Subsidiary, the amount to be repaid may be withheld by the Bank or Subsidiary from the final compensation or fees payable to the Participant.

               11. Adjustment Upon Changes in Capitalization; Dissolution or
                   ---------------------------------------------------------
Liquidation. In the event of a change in the number or type of shares of Common
-----------
Stock outstanding, or in the event shares of Common Stock are decreased, changed into or exchanged for securities of a different entity, by reason of a reclassification, recapitalization, reorganization, or other similar capital adjustment; merger or consolidation of the Corporation; or the sale by the Corporation of all or a substantial portion of its assets, or the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the number or kind of shares subject to Awards which have occurred, or could occur, under this Plan shall be proportionately and equitably adjusted by the Committee.

               12. Non-Transferability.
                   -------------------

                   (a) Any shares subject to an Award made under this Plan shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the "restricted period." Nothing herein shall preclude a Participant from making a gift of any such shares to a spouse, child, stepchild, grandchild, parent or sibling, or legal dependent of such Participant, to a trust of which the beneficiary or beneficiaries of the trust shall be either a person designated herein or such Participant, or to a civic or charitable organization designated by the Participant; provided, however, that any such shares so given by a Participant shall remain subject to the restrictions, obligations and conditions set forth in this Plan, including, but not limited to, the escrow provisions set forth in paragraph 8(b). In addition, such shares may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty percent (50%) of the outstanding Common Stock and may be surrendered in a merger, consolidation or share exchange involving the Corporation; provided, however, in each case, that except as otherwise provided herein, the securities or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Plan, including, but not limited to, the escrow provisions set forth in paragraph 8(b) hereof.

                  (b) The term "restricted period" with respect to shares subject to an Award made under this Plan shall be the period commencing on the date of making such Award of such shares to a Participant and ending on the date on which such shares are no longer subject to forfeiture as provided in paragraph 6 hereof. The date of making an Award shall be the date of execution by a Participant of a Stock Grant Agreement in the form referred to in subparagraph 7(b) hereof.

               13. Impact of Award on Other Benefits of Participant. The value
                   ------------------------------------------------
of any Award, either on the date of the Award or at the time such shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary.

               14. Corporate Action. The making of an Award under this Plan
                   ----------------
shall not affect in any way the right or power of the Corporation or its shareholders or the Bank or its shareholders or any Subsidiary or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's, the Bank's or any Subsidiary's capital structure or its business, or any merger or consolidation of the Corporation, the Bank or any Subsidiary, or the issuance of any bonds, debentures, preferred or other capital stock or rights with respect thereto, or the dissolution or liquidation of the Corporation, the Bank or any Subsidiary, or any sale or transfer of all or any part of the Corporation's, the Bank's or any Subsidiary's assets or business.

               15. Tax Withholding. The Bank, the Corporation or any Subsidiary
                   ---------------
shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the making of an Award or the sale of shares acquired under this Plan in order for the Bank, the Corporation or any Subsidiary to obtain a tax deduction otherwise available as a consequence of such Award or sale, as the case may be.

               16. Exculpation and Indemnification. In connection with this
                   -------------------------------
Plan, no member of the Board, no member of the Board of Directors of the Corporation, no member of the Committee and no Trustee shall be personally liable for any act or omission to act in his capacity as a member of the Board, the Board of Directors of the Corporation or the Committee or as a Trustee, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Bank shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Corporation and the Committee and each Trustee and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of, or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, willful misconduct, or criminal acts of such persons.

               17. Amendment and Modification of this Plan. The Board may at any
                   ---------------------------------------
time, and from time to time, amend or modify this Plan (including the form of Stock Grant Agreement) in any respect; provided, however, any amendment or modification of this Plan shall not in any manner affect any Award of shares theretofore made to a Participant under this Plan without the consent of such Participant or any permitted transferee of such Participant and further provided that no amendment shall be made to paragraph 5 of the Plan more than once every six months other than to comport with changes in the Code, Employee Retirement Income Security Act or the rules thereunder.

               18. Termination and Expiration of this Plan. This Plan may be
                   ---------------------------------------
abandoned, suspended, or terminated, in whole or in part, at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Award theretofore made under this Plan; and provided further, that in no event shall this Plan be terminated at the time of or following any merger or consolidation of the Corporation or the Bank, unless and until the surviving entity shall have made provision for an equivalent benefit for all the then current participants in the Plan. Unless sooner terminated, this Plan shall terminate at the close of business on the day that is the tenth
(10th) anniversary of the date of approval of the Plan by a majority of the shareholders of the Corporation; and no Award of shares may be made under this Plan thereafter. Such termination shall not effect any Award of shares theretofore made. In the event that the Board terminates this Plan in whole, any shares held by the Trustees pursuant to paragraph 2(d) which have not been allocated to eligible Participants, together with any other assets held by the Trustees in their capacities as such, shall revert to the Bank.

               19. Effective Date. This Plan has been adopted by the Board to be
                   --------------
effective as of the date of approval of the Plan by a majority of the shareholders of the Corporation as required by the regulations of the Federal Deposit Insurance Corporation.

               20. Captions and Headings; Gender and Number. Captions and
                   ----------------------------------------
paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

               21. Expenses of Administration of Plan. All costs and expenses
                   ----------------------------------
incurred in the operation and administration of this Plan shall be borne by the Bank or by a Subsidiary.

               22. Governing Law. Without regard to the principles of conflicts
                   -------------
of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

               23. Inspection of Plan. A copy of this Plan, and any amendments
                   ------------------
thereto, shall be maintained by the Secretary of the Bank and shall be shown to any proper person making inquiry about it.

                                    EXHIBIT A

                                                         Percentage of Total
Name                                                        Plan Shares/1/
----                                                     -------------------
Willis L. Barnette                                               5%

Donald R. Belk                                                   5%

Jack G. Lawler                                                   5%

Calvin E. Tyner                                                  5%

Claude U. Voils, Jr.                                             5%

George Brawley                                                  25%

Dale Brawley                                                    25%

Donald Jones                                                     6%

Richard Wood                                                     6%

Billy R. Williams                                                6%

Remaining 7% to be held in reserve for future distribution.

-------------------
      /1/Total Plan Shares shall be equal to four percent (4%) of the number of shares of Common Stock issued by the Corporation in connection with the Conversion.

                                    EXHIBIT B


STATE OF NORTH CAROLINA
COUNTY OF IREDELL
                                                          STOCK GRANT AGREEMENT


               THIS STOCK GRANT AGREEMENT (the "Agreement") is made and entered into as of the ____ of ___________________, _______ (the "Effective Date"), by
and among Mooresville Savings Bank, Inc., SSB (the "Bank"), a North Carolina corporation, _______________________ (the "Participant") and ______________________, ___________________ and ____________________ (the
"Trustees").

               WHEREAS, a Management Recognition Plan (the "Plan") was adopted by the Board of Directors of the Bank (the "Bank") and approved by the Board of Directors and by a majority of the shareholders of Coddle Creek Financial Corp., the holding company of the Bank (the "Corporation").

               WHEREAS, it has been determined that it is desirable and in the best interest of the Bank to make an award (the "Award") of certain shares of the Common Stock of the Corporation, under the Plan, to the Participant, subject to certain restrictions as specified below; and

               WHEREAS, capitalized terms not otherwise defined herein shall have the same meaning given to such terms in the Plan.

               NOW, THEREFORE, the Parties agree as follows:

               1. Date of Award. The date of making the Award under this
                  -------------
Agreement is the _____ day of _________________, ______. This Award has been made in recognition of the Participant's status and service as a ____________________ of _____________________________________________. The
Participant is ____ or _____ is not a director or executive officer of the Bank.

               2. Receipt by Participant. The Participant acknowledges receipt
                  ----------------------
of ________________________________ (__________) shares of Common Stock (the
"Restricted Stock"), and agrees to the execution of stock powers or such other transfer authorizations as the Committee shall request, in blank, covering the Restricted Stock to be held by the Trustees until the Restricted Stock becomes vested and nonforfeitable pursuant to the Plan and this Agreement.

               3. Investment Representation and Transfer Restrictions.
                  ---------------------------------------------------
                  (a) Investment Representation. Participant makes and agrees to
                      -------------------------
the investment representation, if any, attached hereto as Annex A, and the Committee may cause a legend to be placed on any certificate representing any of the shares of Restricted Stock to make appropriate reference to such representation.

                  (b) Securities Law and Regulations. The Participant agrees
                      ------------------------------
that the Restricted Stock shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed and any other applicable federal or state securities laws, rules or regulations, and the Committee may cause a legend or legends to be placed on any certificate representing any of the shares of Restricted Stock to make appropriate reference to such restrictions.

                  (c) Other Transfer Restrictions. If paragraph 1 above states
                      ---------------------------
that Participant is a director or an executive officer of the Bank and if less than one year has passed since the consummation of the Conversion (defined below), the Participant agrees with the Bank that each certificate representing any of the Restricted Stock may bear a legend, substantially in the form attached as Annex B hereto, to the effect that, during the one year period following the effective date of the conversion of the Bank from a North Carolina chartered mutual savings bank to a North Carolina chartered stock savings bank (the "Conversion"), the Restricted Stock represented thereby may not be sold without the written consent of the Administrator of the Savings Institutions Division, North Carolina Department of Commerce, except upon the death of the Participant.

               4. Receipt by the Trustees. The Trustees acknowledge receipt from
                  -----------------------
the Participant of the Restricted Stock, registered in the name of the Participant, and acknowledge receipt of stock powers executed in blank by the Participant covering all of the Restricted Stock. The Restricted Stock shall be held by the Trustees and distributed or transferred in accordance with the Plan and as set forth herein.

               5. Vesting and Delivery of Restricted Stock by the Trustees.
                  --------------------------------------------------------

                  (a) Periodic Vesting. Restricted Stock shall vest and become
                      ----------------
nonforfeitable in accordance with the Plan.

                  (b) Delivery of Restricted Stock to the Participant. After (i)
                      -----------------------------------------------
the date on which shares of Restricted Stock have become vested as provided in the Plan, the Committee shall instruct the Trustees to deliver to the Participant, the Participant's designee, such other person as shall have been designated as Participant's beneficiary in accordance with this Agreement, or any other permitted recipient pursuant to the Plan, as applicable, certificates representing the shares of Restricted Stock which have become vested and nonforfeitable, as the Committee shall determine, free from any restrictions imposed by this Agreement other than such restrictions and conditions as may be deemed necessary by the Committee pursuant to paragraph 3 above.

                  (c) Delivery of Forfeited Restricted Stock. If the Restricted
                      --------------------------------------
Shares, or any of them, are forfeited pursuant to the Plan, the Board shall instruct the Trustees concerning the disposition of such forfeited shares. Thereafter such forfeited shares shall cease to be subject to this Agreement.

               6. Repayment of Dividends. If the Participant hereunder forfeits
                  ----------------------
any shares of Restricted Stock pursuant to the Plan, the Participant shall, within 30 days after the effective date of such forfeiture, pay the Corporation an amount equal to the dividends received by the Participant with respect to forfeited shares of Restricted Stock as set forth in the Plan. In the alternative, at the option of the Bank or a Subsidiary, the amount to be repaid may be withheld by the Bank or Subsidiary from the final compensation or fees payable to the Participant. Each acceptance by a Participant of dividends with respect to Restricted Shares still subject to forfeiture shall constitute a reaffirmation of the agreements set forth in this paragraph 6.

               7. Designation of Beneficiary. The Participant hereby designates
                  --------------------------
the person(s) described on Annex C as the beneficiary or beneficiaries who shall be entitled to receive the Restricted Stock, if any, distributable to the Participant upon his death. The Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary, if any, by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

                  If no such beneficiary designation is in effect at the time of the Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with law, the Participant's estate shall be deemed to have been designated his beneficiary and shall receive the Restricted Stock, if any, distributable to the Participant upon his death. If the Committee is in doubt as to the right of any person to receive such distribution, the Committee may direct the Trustees to retain the Restricted Stock, without liability for any interest in respect thereof, until the rights thereto are determined, or the Committee may direct the transfer of such Restricted Stock into any court of appropriate jurisdiction and such transfer shall be deemed a complete discharge of the obligations of the Bank, the Corporation, the Committee and Trustees hereunder.

               8. Effect of Award on Status of Participant. The fact that an
                  ----------------------------------------
Award has been made to the Participant under this Plan shall not confer on the Participant any right to continued service on the Board, on the board of directors of the Corporation or on the board of directors of any Subsidiary, nor to continued employment with the Bank, the Corporation or any Subsidiary; nor shall it limit the right of the Bank, the Corporation or of any Subsidiary to remove the Participant from any such boards, or to terminate his employment at any time without prior notice.

               9. Impact of Award on Other Benefits of Participant. The value of
                  ------------------------------------------------
the Restricted Stock on the date of the Award or at the time the Restricted Stock becomes vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary.

               10. Tax Withholding. All Restricted Stock distributed pursuant to
                   ---------------
this Agreement shall be subject to applicable federal, state and local withholding for taxes. The Participant expressly acknowledges and agrees to such withholding without regard to whether the Restricted Stock may then be sold or otherwise transferred by the Participant.

               11. Notices. Any notices or other communications required or
                   -------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered personally or three business days after deposit in the United States mail as Certified Mail, return receipt requested, properly addressed and postage prepaid, if to the Bank, the Committee or the Trustees at the Bank's principal office address at Post Office Box 117, 347 North Main Street, Mooresville, North Carolina 28115; and, if to the Participant, at his last address appearing on the books of the Bank. The Bank and the Participant may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed as set forth above, as the case may be.

               12. Construction Controlled by Plan. The Plan, a copy of which is
                   -------------------------------
attached hereto as Annex D, is incorporated herein by reference. The Award of Restricted Shares shall be subject to the terms and conditions of the Plan, and the Participant hereby assumes and agrees to comply with all of the obligations imposed upon the Participant in the Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith.

               13. Severability. Whenever possible, each provision of this
                   ------------
Agreement shall be interpreted in
such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

               14. Governing Law. Without regard to the principles of conflicts
                   -------------
of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

               15. Modification of Agreement; Waiver. This Agreement may be
                   ---------------------------------
modified, amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto or their successors in interest. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

               16. Binding Effect. This Agreement shall be binding upon and
                   --------------
shall inure to the benefit of the parties hereto, and their respective heirs, legatees, personal representatives, executors, and administrators, successors and assigns.

               17. Entire Agreement. This Agreement and the Plan constitute and
                   ----------------
embody the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

               18. Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

               19. Substitution of Trustee. In the event any new trustee is
                   -----------------------
substituted for any Trustee pursuant to the Plan, such substitute trustee shall also be substituted as a Trustee hereunder.

               IN WITNESS WHEREOF, the Bank has caused this instrument to be executed in its corporate name by its President, or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by, authority of its Board of Directors first duly given; and each individual party hereto has hereunto set his hand and adopted as his seal the typewritten word "SEAL" appearing beside his name, all done this the day and year first above written.


                                 MOORESVILLE SAVINGS BANK, INC., SSB


                                 By:
                                    ----------------------------------
                                    President

ATTEST:


-------------------------
Secretary

[Corporate Seal]


                                   PARTICIPANT


                                                                          (SEAL)
                                   ---------------------------------------


                                                                          (SEAL)
                                   ---------------------------------------
                                   TRUSTEE


                                                                          (SEAL)
                                   ---------------------------------------
                                   TRUSTEE


                                                                          (SEAL)
                                   ---------------------------------------
                                   TRUSTEE

                                     ANNEX A

                            Investment Representation
                            -------------------------

                                     ANNEX B

                                 Form of Legend
                                 --------------

               The shares represented by this certificate are subject to restrictions on transfer and, for a period ending ______________, 1998, may not be sold without the written permission of the Administrator of the Savings Institutions Division, North Carolina Department of Commerce, except in the event of the death of the holder thereof.

                                     ANNEX C

                           Management Recognition Plan
                           ---------------------------
                          Beneficiary Designation Form
                          ----------------------------


               As Beneficiary to receive any shares of stock distributable on my behalf pursuant to the Mooresville Savings Bank, Inc., SSB Management Recognition Plan, I hereby designate the following:

               Name                  Address                   Relationship

Primary
Beneficiary:   ----------------------------------------------------------------

               ----------------------------------------------------------------

               ----------------------------------------------------------------



Contingent
Beneficiary:
(if any)       ----------------------------------------------------------------

               ----------------------------------------------------------------

               ----------------------------------------------------------------

If more than one primary beneficiary is named, shares will be paid in equal shares to surviving primary beneficiaries. Should the contingent beneficiaries be eligible to receive the benefits (i.e., all primary beneficiaries are deceased), such benefits will be paid in equal shares to such surviving contingent beneficiaries.

Name of Spouse if not given above:
                                  ---------------------------------------------

--------------------------------            -----------------------------------
Witness                                     Participant

                                            -----------------------------------
                                            Date

                                     ANNEX D

                           Management Recognition Plan
                           ---------------------------